                                                               EXHIBIT 10.4


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Portions of this Exhibit 10.4 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.
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
                                                                    EXHIBIT 10.4


                        COLLABORATIVE RESEARCH AGREEMENT


         This COLLABORATIVE RESEARCH AGREEMENT (this "Agreement") is entered into as of April 23, 1996 by and among PFIZER INC ("Pfizer"), a Delaware corporation, having its principal place of business at 235 East 42nd Street, New York, New York 10017, ONCOGENE SCIENCE, INC. ("OSI"), a Delaware corporation, having its principal place of business at 106 Charles Lindbergh Blvd., Uniondale, New York 11553, and ANADERM RESEARCH CORP. ("Anaderm"), a Delaware corporation, having its principal place of business at 235 East 42nd Street, New York, New York 10017.

                              W I T N E S S E T H:

         WHEREAS, Anaderm was organized to discover, produce, purchase and market new compounds or new uses for known compounds for use in humans for the prevention or treatment of baldness and wrinkles and for the control of skin and hair pigmentation; and

         WHEREAS, OSI has developed proprietary gene transcription and gene expression modulation technology and high throughput screening systems which may be used to identify and develop novel transcription-based drugs; and

         WHEREAS, Pfizer has the capacity to undertake research for the discovery and evaluation of compounds for use in humans for the prevention or treatment of baldness and wrinkles and for the control of hair and skin pigmentation and also has the capability for clinical evaluation, manufacturing and marketing of such compounds; and

         WHEREAS, Anaderm, OSI and Pfizer wish to enter into a research collaboration, in which New York University will also be a participant, to identify and develop compounds for use in humans for the prevention or treatment of baldness and wrinkles and for the control of hair and skin pigmentation.

         NOW, THEREFORE, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

                  Whenever used in this Agreement, the terms defined in this article (ARTICLE 1) shall have the meanings specified.

                  1.1 "Affiliate" means any corporation or other legal entity owning, directly or indirectly, 50% or more of the voting capital shares or similar voting securities of Anaderm, OSI or Pfizer; or any corporation or other legal entity 50% or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by Anaderm, OSI or Pfizer. However, a foreign corporation or other legal entity shall be considered an Affiliate of Anaderm, OSI or Pfizer, if Anaderm, OSI or Pfizer, respectively, owns the maximum amount of voting securities of such corporation or entity that a U.S. company is permitted to own under the laws of the applicable foreign country and such maximum amount is at least forty percent.

                  1.2 "Allocated Overhead" shall mean the amount of overhead, including general and administrative costs, determined in accordance with generally accepted accounting principles, incurred by OSI and allocated to the Research Program in the same proportion that the total man-hours of work performed by OSI in the Research Program bears to the total number of man-hours of work performed in all OSI research programs, or shall be determined according to another customary allocation basis that is agreed upon in writing between the parties.

                  1.3 "Anaderm Confidential Information" means all information about any element of Anaderm Technology which is disclosed by Anaderm to OSI or Pfizer, orally or in writing, and designated "Confidential" in writing by Anaderm no later than 30 days after the time of disclosure to OSI or Pfizer, to the extent that such information as of the date of disclosure to OSI or Pfizer is not (i) known to the recipient (i.e., OSI or Pfizer) other than by virtue of a prior confidential disclosure to the recipient by Anaderm, or (ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained by the recipient from a Third Party free from any obligation of secrecy to Anaderm. "Anaderm Confidential Information" shall include, without limitation and subject to the foregoing exceptions (i) through (iii), any agreements between Anaderm and Third Parties and any information contained in such agreements that Anaderm provides to OSI.

                  1.4 "Anaderm Patent Rights" means Anaderm's rights in all Inventions within Anaderm Technology, including the worldwide rights in all applications for letters patent on Inventions that are encompassed within Anaderm Technology, including all continuations, continuations-in- part, divisionals, renewals and patents of addition thereof, all letters patent granted thereon, and all reissues, Supplementary Protection Certificates and extensions thereof. "Anaderm Patent Rights" includes any rights in Inventions that are acquired by Anaderm pursuant to Article 6 of this Agreement.

                  1.5 "Anaderm Technology" means all Technology that pertains to the Field or to the Dermatology Indications, that is developed or created by employees of, or consultants to Anaderm, alone or jointly with or one or more Third Parties or with Pfizer or OSI, or that is acquired by Anaderm by purchase, license, assignment or other means from one or more Third Parties or from Pfizer or OSI.

                  1.6 "Annual Research Plan" means the written plan that describes the research to be carried out in the Research Program during each annual period, and which shall be prepared by Anaderm's SAB and approved by the Board of Directors of Anaderm, in accordance with Articles IV and IX of the Stockholders' Agreement.

                  1.7 "Class 1 Compound" means any compound that is invented, or for which a New Use is invented, pertaining to the Field or the Dermatology Indications, by one or more persons in the course of participating in the Research Program as an employee or otherwise on behalf of (e.g., as a consultant for or student of) Anaderm, OSI, Pfizer or NYU. "New Use", as used throughout this Agreement, means new therapeutic indications for known compounds, new compositions containing known compounds and new methods of administering known compounds, and includes, e.g., combination therapies involving the administration of two or more known therapeutically active compounds or new compositions containing one or more known therapeutically active compounds.

                  1.8 "Class 2 Compound" means any compound that is invented, or for which a New Use is invented, pertaining to the Field or the Dermatology Indications, by one or more persons in the course of participating in the Research Program, as an employee or otherwise on behalf of (e.g., as a consultant for or a student of) Anaderm, OSI, Pfizer or NYU, and in which an entity other than OSI, Pfizer, Anaderm or NYU has the right to receive a royalty if such compound or New Use is commercialized, for example, a New Use for a compound that is discovered using screens owned by an entity other than Anaderm, Pfizer, OSI or NYU.

                  1.9 "Class 3 Compound" means any compound pertaining to the Field or the Dermatology Indications, that is invented or for which a New Use is invented by an entity other than Pfizer, OSI, Anaderm or NYU, and of which Anaderm becomes aware. Class 3 Compounds also include compounds invented by Third Parties outside the Research Program and licensed to Pfizer or Anaderm, compounds invented by a business acquired by Pfizer or an Affiliate of Pfizer after the Effective Date, and Pfizer compounds
***.

                  1.10 "Contract Period" means the period beginning on the Effective Date and ending on the earlier of three years from the Effective Date or upon the unsuccessful completion of the Initial Phase pursuant to Article 3.

                  1.11 "Dermatology Indications" means proliferative and inflammatory disorders of the skin such as acne, psoriasis, itching and eczema.

                  1.12   "Effective Date" means April 23, 1996.

                  1.13 "Field" means the (a) stimulation or control of hair growth, (b) prevention or reversal of wrinkling of the skin, or (c) alteration of skin or hair pigmentation, in each case in human subjects. Technology, as defined herein, shall be considered to "pertain to the Field" if either: (a) it is a compound having activity within the Field; (b) it is a New Use for a compound having activity within the Field; or (c) it is useful for discovering compounds within the Field.

                  1.14   "Funded Phase" shall have the meaning set forth in
Article 3 of this Agreement.

                  1.15 "Human Therapeutic Product" means any Rx or OTC Drug Product for an indication within the Field or the Dermatology Indications. "Drug Product", as used herein, means a product that contains one or more therapeutically active compounds or that relates to a method of administering or using one or more therapeutically active compounds. "Human Therapeutic Product" does not include Rx or OTC veterinary Drug Products.

                  1.16 "Human Therapeutic Product based on a Class 1 Compound" means a Human Therapeutic Product: (a) that contains or relates to a


*** These portions deleted pursuant to a request for confidential treatment.

method of administering or using a Class 1 Compound; and (b) in which no Third Party other than NYU has a right to receive a royalty if such Human Therapeutic Product is commercialized. Thus, the parties intend to exclude from this definition any Human Therapeutic Product based on a Class 2 Compound, as defined below in Section 1.17.

                  1.17 "Human Therapeutic Product based on a Class 2 Compound" means a Human Therapeutic Product that contains or relates to a method of administering or using a Class 2 Compound.

                  1.18 "Human Therapeutic Product based on a Class 3 Compound" means a Human Therapeutic Product that contains or relates to a method of administering or using a Class 3 Compound.

                  1.19   "Initial Phase" shall have the meaning set forth in
Article 3 of this Agreement.

                  1.20 "Invention" means an invention (i.e., a conception and actual or constructive reduction to practice of an idea) that is deemed patentable by a party to this Agreement.

                  1.21 "Lead Compound" means a Class 1 or Class 2 Compound that has been preliminarily assessed by the SAB of Anaderm to be effective or potentially effective, or to be a compound for which a New Use is effective or potentially effective, in treating an indication within the Field or the Dermatology Indications.

                  1.22 "Net Sales" means the gross sales by Anaderm or Pfizer or an Affiliate or Co-developer of Anaderm or Pfizer, or by a licensee or sublicensee of Pfizer, for arm's-length sales to a Third Party or Third Parties, excluding NYU, of Human Therapeutic Products, less transportation expenses, normal returns and allowances (actually paid or allowed), rebates, customary discounts and sales or other taxes based on the sales prices, but not including taxes assessed against income derived from such sales. The term "Co-developer" refers to a Person that, pursuant to an agreement with Pfizer or Anaderm, shares with Pfizer or Anaderm, respectively, the right to market a Human Therapeutic Product based on a Class 1 or Class 2 Compound.

                  1.23 "NYU" means New York University, having a principal place of business at 550 First Avenue, New York, New York 10016.

                  1.24 "NYU Agreement" means the Research and Collaboration Agreement between Anaderm, NYU and Pfizer having an effective date of April 23, 1994.

                  1.25 "OSI Confidential Information" means all information about any element of OSI Technology which is disclosed by OSI to Anaderm or Pfizer, orally or in writing, and designated "Confidential" in writing by OSI no later than 30 days after the time of disclosure to Anaderm or Pfizer to the extent that such information as of the date of disclosure to Anaderm or Pfizer is not (i) known to the recipient (i.e., Anaderm or Pfizer) other than by virtue of a prior confidential disclosure to the recipient by OSI, or (ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained by the recipient from a Third Party free from any obligation of secrecy to OSI.

                  1.26 "OSI Patent Rights" means OSI's rights in all Inventions within OSI Technology, including the worldwide rights in all applications for letters patent on Inventions that are encompassed within OSI Technology, including all continuations, continuations-in-part, divisions, renewals and patents of addition thereof, all letters patent granted thereon, and all reissues, Supplementary Protection Certificates and extensions thereof. "OSI Patent Rights" includes any rights in Inventions that are acquired by OSI pursuant to Article 6 of this Agreement.

                  1.27 "OSI Technology" means all Technology that pertains to the Field or to the Dermatology Indications, including Technology that relates to transcriptional modulation of gene expression of the gene encoding a target, including all improvements thereto and the use of such Technology to develop transcription-based drugs, that is or was developed by employees of or consultants to OSI, alone or jointly with one or more Third Parties or with Anaderm or Pfizer, or that is or was acquired by OSI by purchase, license, assignment or other means from one or more Third Parties or from Anaderm or Pfizer.

                  1.28 "OTC" means drugs sold over-the-counter without prescription.

                  1.29 "Person" means any individual, estate, trust, partnership, joint venture, association, firm, corporation, company, or other entity.

                  1.30 "Pfizer Confidential Information" means all information about any element of Pfizer Technology which is disclosed by Pfizer to OSI or Anaderm, orally or in writing, and designated "Confidential" in writing by Pfizer no later than 30 days after the time of disclosure to OSI or Anaderm to the extent that such information as of the date of disclosure to OSI or Anaderm is not (i) known to the recipient (i.e., OSI or Anaderm) other than by virtue of a prior confidential disclosure to the recipient by Pfizer, or (ii) disclosed in the published literature, or otherwise generally known to the public, or (iii) obtained by the recipient from a Third Party free from any obligation of secrecy to Pfizer. "Pfizer Confidential Information" shall include, without limitation and subject to the foregoing exceptions (i) through (iii), any agreements between Pfizer and Third Parties and any information contained in such agreements that Pfizer provides to OSI.

                  1.31 "Pfizer Patent Rights" means the rights of Pfizer and its Affiliates in all Inventions within Pfizer Technology, including worldwide rights in all applications for letters patent on Inventions that are encompassed within Pfizer Technology, including all continuations, continuations-in-part, divisions, renewals and patents of addition thereof, all letters patent granted thereon, and all reissues and extensions thereof. "Pfizer Patent Rights" includes any rights in Inventions that are acquired by Pfizer or any of its Affiliates pursuant to Article 6 of this Agreement.

                  1.32 "Pfizer's Rights of First Refusal" means "Pfizer's Right of First Refusal for Initial Development" and "Pfizer's Right of First Refusal for Further Development", as these terms are defined in Article VIII of the Stockholders' Agreement.

                  1.33 "Pfizer Technology" means all Technology that pertains to the Field that is or was a developed by employees of, or consultants to Pfizer, alone or jointly with one or more Third Parties or with OSI or Anaderm, or that is or was acquired by Pfizer by purchase, license, assignment or other means from one or more Third Parties or from OSI or Anaderm, excluding Technology acquired by Pfizer pursuant to its acquisition of an entity or business that relates to, in whole or in part, or incorporates the discovery, development, purchase or marketing of one or more Drug Products for an indication within the Field or the Dermatology Indications.

                  1.34 "Research Program" means the collaborative research program that is to be conducted by Anaderm, NYU, Pfizer and OSI pursuant to
Article 2 of this Agreement and the Stockholders' Agreement.

                  1.35 "Rights in an Invention" or "rights in an Invention" means all proprietary rights in an Invention worldwide, including the worldwide rights in all patent applications for letters patent on such Invention, including all continuations, continuations-in-part, divisionals, renewals and patents of addition thereof and all letters patent granted thereon and all reissues and extensions thereof.

                  1.36   "Rx" means a prescription drug.

                  1.37   "SAB" means the Scientific Advisory Board of Anaderm.

                  1.38 "Stockholders' Agreement" means the Stockholders Agreement among Anaderm, Pfizer, OSI, New York University, ***, having an effective date of April 23, 1996.

                  1.39 "Technology" means and includes all technology and technical information that pertains to the discovery or development of pharmacologically active compounds or Rx and OTC products for use in humans, including all laboratory notebooks, research plans, inventions, cultures, strains, vectors, genes and gene fragments and their sequences, cell lines, hybridoma cell lines, monoclonal and polyclonal antibodies, proteins and protein fragments, non-protein chemical structures and methods for synthesis, structure-activity relationships, computer models of chemical structures, computer software, assay methodology, processes, materials and methods for production, recovery and purification of natural products, formulas, plans, specifications, characteristics and equipment designs, but does not mean and does not include nontechnical information such as marketing plans that relate solely to marketing or finance.

                  1.40   "Territory" means all the countries of the world.

                  1.41 "Therapeutically Active Compound" means a compound that exhibits a biological or pharmacological activity.


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
                                      -11-

                  1.42 "Third Party" means a party other than Pfizer, Anaderm or OSI.

                  1.43 "Valid Claim" means a claim of an issued patent within OSI Patent Rights, Pfizer Patent Rights or Anaderm Patent Rights, including patents in which OSI, Pfizer or Anaderm, respectively, has rights as a licensee pursuant to Article 6 of this Agreement, so long as such claim shall not have been disclaimed by the owner or owners of such patent, and shall not have been held invalid in a final decision rendered by a tribunal of competent jurisdiction from which no appeal has been or can be taken.

                        ARTICLE 2 - THE RESEARCH PROGRAM

                  2.1 Purpose. Anaderm has been formed to conduct a collaborative research program among Pfizer, OSI and NYU to discover, develop, produce, purchase and market new compounds or New Uses for known compounds for human use within the Field or the Dermatology Indications (the "Research Program") throughout the Contract Period.

                  2.2    Rights of Anaderm.

                         2.2.1    Class 1 and Class 2 Compounds.  Subject to
Pfizer's Rights of First Refusal and to any rights of Third Parties, as referred to in Section 1.8 of this Agreement, Anaderm shall have, with respect to Lead Compounds, the development, marketing and other rights set forth in Section 7.1(c) of the Stockholders' Agreement.

                         2.2.2    Certain Discoveries Outside the Field. Subject
to Pfizer's Rights of First Refusal and to any rights of Third Parties, as referred to in Section 1.8 of this Agreement, Anaderm shall have the right to develop, for its own use or to license to Third Parties other than NYU, Human Therapeutic Products that are based on one or more Class 1 or Class 2 Compounds for the following indications outside the Field:

proliferative and inflammatory disorders of the skin such as acne, psoriasis, itching and eczema (the "Dermatology Indications").

                         2.2.3    Class 3 Compounds. Anaderm shall have the
right to bring to the attention of Pfizer opportunities to license in rights in Human Therapeutic Products that are based on Class 3 Compounds. If Anaderm is able to demonstrate to Pfizer the commercial value of any such products, Anaderm may negotiate a compensation arrangement with Pfizer. Anaderm shall not license in rights in a Human Therapeutic Product based on a Class 3 Compound without Pfizer's approval.

                  2.3    Restrictions as to OSI and Anaderm.

                         2.3.1    Other Cosmeceutical Business. In the event
that Anaderm participates in, either through equity ownership, collaborative arrangement, license or otherwise, or financially benefits from, through royalties, finder's fees or otherwise, any acquisition by Pfizer during the Contract Period of an entity or business that relates to, in whole or in part, or incorporates the discovery, development, purchase or marketing of one or more Drug Products for indications within the Field or the Dermatology Indications, OSI shall not receive royalties from the sales of any Human Therapeutic Product that was developed by such entity or business or any Human Therapeutic Product that contains or relates to a method of administering or using a compound that was invented or developed, or for which a New Use was invented or developed by such entity or business.

                         2.3.2    Pfizer Discoveries.  ***

***
***
***
***


*** These portions deleted pursuant to a request for confidential treatment.

***
***
***
***
***
***
***
***
***
***


                  2.4    Rights of Pfizer.

                         2.5.1    Inventions Based on Pfizer Compounds.  As
provided for more specifically in Article 6 of this Agreement, Pfizer shall own all Inventions made in the course of conducting the Research Program that are either compounds owned by Pfizer or compositions containing one or more such compounds or methods of administering, making or using one or more such compounds. A compound shall be considered to be owned by Pfizer, Anaderm or OSI, throughout this Agreement, if such compound was provided to a participant in the Research Program by Pfizer, Anaderm or OSI, respectively, for use in conducting the Research Program, or if Pfizer, Anaderm or OSI, respectively, has rights in such compound in the United States under the patent laws (i.e., if such compound is an Invention that is owned, in whole or in part, by such party or is claimed in a patent application or patent that is owned, in whole or in part, by such party) or the laws governing the protection of trade secrets and confidential business information.

                         2.4.2    Dermatological Discoveries. Notwithstanding
the provisions of Section 2.2.2 hereof, Pfizer shall have the right during


*** These portions deleted pursuant to a request for confidential treatment.

the Contract Period to perform or sponsor research in the area of the Dermatology Indications.

                         2.4.3    Other Pfizer Business. This Agreement shall in
no way restrict the operations of, interfere with, impede or otherwise adversely influence Pfizer's current business, including, without limitation, the operations of its divisions, subsidiaries and Affiliates, or any business or operations acquired or undertaken by Pfizer during the Contract Period.

                         2.4.4    Pfizer Discoveries.  Subject to the provisions
of Section 2.4.4 hereof, Pfizer shall have the sole rights to any compounds, Technologies or Inventions pertaining to the Field (which may or may not also be used to treat indications outside of the Field) that are invented, developed or discovered by Pfizer, solely or jointly with a Third Party, in the course of its research or other activities outside of the Field and outside of the Research Program. Such compounds, Technologies and Inventions may be developed and exploited by Pfizer in its sole discretion without the need for permission by Anaderm and without benefit to Anaderm.

                  2.5    Restrictions as to Pfizer. ***

***
***
***

                         ARTICLE 3 - PHASES OF AGREEMENT

                  The Initial Phase of this Agreement shall commence on the date hereof and shall continue until 18 months from the date hereof. Upon the conclusion of the Initial Phase, the Board of Directors of Anaderm shall make a determination as to whether the Initial Phase was successfully completed. Such determination shall be made by an affirmative vote of


*** These portions deleted pursuant to a request for confidential treatment.

all of the members of the Board of Directors of Anaderm and shall be subject to the approval of Pfizer. If the Board determines that the Initial Phase was unsuccessful, this Agreement shall terminate forthwith. During the Initial Phase, OSI shall provide formatting for high throughput screens pertaining to the Field and the Dermatology Indications and shall perform screening of compounds from its fermentation file and compounds provided to it by Pfizer in accordance with the Stockholders Agreement. If the Board, with the approval of Pfizer, determines that the Initial Phase was successful, the Funded Phase of this Agreement shall commence and shall continue for the duration of the Contract Period. During the Funded Phase, Anaderm shall pay OSI its actual research costs, plus Allocated Overhead, plus 10% of the sum of the actual research costs and the Allocated Overhead.

                              ARTICLE 4 - ROYALTIES

                  4.1 OSI Royalty Rate. In consideration for fulfilling its obligations under this Agreement, Anaderm or Pfizer shall pay to OSI a royalty of *** percent *** of Net Sales (the "OSI Royalty") of any Human Therapeutic Product based on a Class 1 Compound or, subject to the provisions of Section 4.2 of this Agreement, a Class 2 Compound, that is marketed by Anaderm, Pfizer, an Affiliate or Co-developer of Anaderm or Pfizer or a licensee or sublicensee of Pfizer, respectively, pursuant to Article VII of the Stockholders' Agreement. The OSI Royalty shall be paid to OSI, on a product by product, country by country basis, notwithstanding the termination provisions of Article 10 of this Agreement, for a period of ten years beginning with the first commercial sale of any such Human Therapeutic Product in a particular country, unless at the end of such ten year period there exists in that country a Valid Claim to either such Human Therapeutic Product or a compound or


*** These portions deleted pursuant to a request for confidential treatment.

composition contained in it, or a method or process employed in making it, or to a method of use for which such Human Therapeutic Product is being marketed in that country, in which case the OSI Royalty shall continue to be paid during the period in which any such Valid Claim exists in that country.

                  4.2 Limitations. In the event that Anaderm, Pfizer, an Affiliate or Co-developer of Anaderm or Pfizer, or a licensee or sublicensee of Pfizer markets a Human Therapeutic Product based on a Class 2 Compound, and such compound is subject to a royalty encumbrance with respect to a Third Party other than NYU, the OSI Royalty, in lieu of the *** referred to in Section 4.1, shall be equal to *** percent *** of Net Sales of Human Therapeutic Products based on such Class 2 Compound, where *** and *** is equal to the total percentage of Net Sales that is owed to one or more such Third Parties (i.e., the total royalty encumbrance).

                  4.3 Licensing by Anaderm. In the event that Pfizer elects not to exercise Pfizer's Rights of First Refusal and Anaderm determines to license a Class 1 or Class 2 Compound to a Third Party other than NYU rather than exploit it, OSI shall receive *** of any payments received by Anaderm under such license arrangements in lieu of the OSI Royalty.

                  4.4 Licensing by Pfizer. If Pfizer decides to negotiate an agreement with a Third Party pursuant to which Pfizer would grant such Third Party a license under Pfizer's rights in a Lead Compound or Human Therapeutic Product, which rights Pfizer acquired from Anaderm pursuant to its Rights of First Refusal, for the purposes of developing a Lead Compound and developing and marketing a Human Therapeutic Product, and Pfizer determines that payment of the OSI Royalty, as defined in Sections 4.1 and 4.2 of this Agreement, would render the proposed licensing


*** These portions deleted pursuant to a request for confidential treatment.

arrangement commercially unfeasible to Pfizer, then Pfizer shall negotiate with OSI in good faith to determine the amount of royalties or other compensation that OSI will receive from such arrangement.

                  4.5 Notification to OSI of Third Party Licenses. Anaderm or Pfizer shall notify OSI in writing of the following within sixty (60) days of the granting by Anaderm or Pfizer or any of their Affiliates, respectively, of a license to a Third Party (including but not limited to a Co-developer) under Anaderm's, Pfizer's or such Affiliate's rights in a Lead Compound or Human Therapeutic Product: (a) the name of the party or Affiliate that has granted the license; (b) the name of the licensee or Co-developer (or sublicensee, as the case may be); (c) the names of any Lead Compounds and Human Therapeutic Products in which rights were licensed; and (d) the royalty to be paid pursuant to the license.

                  4.6 Royalty Exclusion. OSI shall not receive any royalty from sales of Human Therapeutic Products based on Class 3 Compounds.

                  4.7 Payment Dates. Royalties due to OSI shall be paid by Anaderm or Pfizer on Net Sales within sixty days after the end of each calendar quarter in which such Net Sales are made. Such payments shall be accompanied by a statement showing the Net Sales of each Human Therapeutic Product on which such payment is based and a calculation of the amount of royalties due. Payments due to OSI pursuant to Section 4.3 of this Agreement shall be paid by Anaderm within sixty (60) days after receipt by Anaderm of the payment from a Third Party upon which the payment due OSI is based. Anaderm and Pfizer shall use their reasonable best efforts to obtain royalty payments due to them or their Affiliates based on Net Sales of Human Therapeutic Products by their Co-developers (and, in the case of Pfizer, its licensees and sublicensees).

                  4.8 Accounting. No royalties on Net Sales shall be payable on sales transactions between or among Anaderm and its Affiliates or Pfizer and its Affiliates; the final vendee sale to a Third Party (other than NYU) alone shall be used for the purpose of determining the royalty payments due hereunder. The Human Therapeutic Product subject to royalty payment shall be deemed sold when invoiced, or if not invoiced, when the same shall be shipped or delivered to the third party. All taxes, assessments and fees of any nature levied or incurred on account of any payments accruing under this Agreement, by national, state or local governments, will be assumed and paid by Anaderm or Pfizer, depending on which party is marketing the Human Therapeutic Product, and, in the case of payments accruing under Section 4.3 of this Agreement, by Anaderm, except taxes levied thereon as income to OSI, and, if such taxes are required to be withheld by Anaderm or Pfizer, they will be deducted from such payments due to OSI and will be paid by Anaderm or Pfizer, respectively, for the account of OSI, and a receipt therefor secured and sent to OSI.

                  4.9 Records. Anaderm or Pfizer, depending on which party is marketing the Human Therapeutic Product, shall keep for three years from the date of each payment of royalties complete and accurate records of sales by Anaderm or Pfizer or an Affiliate of Anaderm or Pfizer, respectively, of each Human Therapeutic Product in sufficient detail to allow the accruing royalties to be determined accurately. OSI shall have the right for a period of three years after receiving any report or statement with respect to royalties due and payable to appoint, at its expense, an independent certified public accountant reasonably acceptable to Anaderm or Pfizer, respectively, to inspect the relevant records of Anaderm or Pfizer, respectively, to verify such report or statement.

Anaderm or Pfizer, respectively, shall make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from OSI, to the extent reasonably necessary to verify the accuracy of the reports and payments. With respect to each of Anaderm, Pfizer and OSI, such inspection right shall not be exercised more than once in any calendar year nor more than once with respect to sales in any given period. Anaderm or Pfizer, respectively, shall use its reasonable best efforts to make available to OSI the information, records and reports referred to in this Section (Section 4.6) that relate to sales by a licensee, sublicensee or Co-developer of such party. OSI agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent it is necessary for OSI to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law. The failure of OSI to request verification of any report or statement during said three-year period shall be considered acceptance of the accuracy of such report, and Anaderm shall have no obligation to maintain records pertaining to such report or statement beyond said three-year period. The results of the inspection shall be binding on all parties.

                ARTICLE 5 - TREATMENT OF CONFIDENTIAL INFORMATION

                  5.1    Confidentiality.

                         5.1.1    Each of Pfizer, OSI and Anaderm recognize that
the other parties' Confidential Information constitutes highly valuable proprietary, confidential information. Each of Pfizer, OSI and Anaderm agree that during the Contract Period and for five years thereafter, they will keep confidential all Confidential Information that is disclosed to them or to any of their Affiliates pursuant to this Agreement. Neither Pfizer, OSI or Anaderm nor any of their Affiliates shall use the Confidential Information of any other party, during the Contract Period and for five years thereafter, in any manner or for any purpose other than as necessary to fulfill their responsibilities under this Agreement, which includes the disclosure, in patent applications on Inventions made in the course of conducting the Research Program, of information that is sufficient under the applicable law to support the patentability of such Inventions. In addition, Pfizer and Anaderm may disclose such Confidential Information to government agencies to the extent necessary or desirable to secure governmental approval for development, clinical testing or marketing of Lead Compounds or Human Therapeutic Products based on Class 1 or Class 2 Compounds, and, with respect to clinical testing of the same, to preclinical and clinical investigators where necessary or desirable to the extent normal and usual in the custom of the trade and under a secrecy agreement with essentially the same confidentiality provisions as those contained herein.

                         5.1.2    Each of Pfizer, OSI and Anaderm acknowledge
that the Pfizer Confidential Information, OSI Confidential Information and Anaderm Confidential Information is highly valuable, proprietary, confidential information, and agree that any disclosure of Confidential Information to any officer, employee or agent of the others or of any of their respective Affiliates shall be made only to the extent necessary to carry out their respective responsibilities under this Agreement and shall be limited to the maximum extent possible that is consistent with such responsibilities. Each party agrees not to disclose the others' Confidential Information to any Third Party during the Contract Period and for five (5) years thereafter, under any circumstances without written permission. Each party shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of the others' Confidential Information as it would customarily take to preserve the confidentiality of its own confidential information. Each party, upon the others' request, will return all the Confidential Information disclosed to it pursuant to this Agreement, including all copies and extracts of documents within 60 days of the request after the termination of this Agreement.

                         5.1.3    Each of Pfizer, OSI and Anaderm represents
that all of their respective employees and all other persons (e.g., consultants) participating in the Research Program on their respective behalves who will have access to Pfizer Confidential Information, OSI Confidential Information or Anaderm Confidential Information will be bound, for a period beginning not later than commencement of their participation in the Research Program and ending five
(5) years after termination of the Contract Period, by agreements to maintain such information in confidence.

                  5.2 Publication. Except as required to pursue patent protection, the parties hereto agree not to publish the results obtained in the course of the Research Program without the prior written approval of the SAB and Board of Directors of Anaderm. After receipt of any proposed publication by both the SAB and Board of Directors of Anaderm, written approval or disapproval shall be provided within thirty (30) days for a manuscript, within thirty (30) days for an abstract for presentation at, or inclusion in the proceedings of a scientific meeting, and within thirty (30) days for a transcript of an oral presentation to be given at a scientific meeting. Approval decisions shall be made in accordance with Pfizer's corporate policy regarding publications and shall not be unreasonably withheld.

                  5.3 Disclosure of Inventions. Each party shall promptly inform the others about any Invention within the Field or the Dermatology Indications, that is conceived or reduced to practice, in whole or in part, in the course of carrying out the Research Program by their respective employees or other parties participating in the Research Program on their respective behalves. Each party shall also promptly inform Pfizer or OSI about any Invention outside the Field and outside the Dermatology Indications, if such Invention is based on a compound owned by OSI or Pfizer, respectively, (i.e., any Invention that relates to such a compound or to a composition containing such a compound, or to a method of making, administering or using such a compound). This Agreement shall not be construed to obligate any party to disclose to the other parties any other Inventions outside of the Field and outside the Dermatology Indications.

                    ARTICLE 6 - INTELLECTUAL PROPERTY RIGHTS

                  6.1 Grant of Technology Licenses. All grants of licenses in Technology under this section (Section 6.1) are subject to the provisions of Sections 6.2 and 6.3 of this Agreement, which relate to the transfer of rights in Inventions.

                         6.1.1    License in OSI Technology.  OSI grants
Anaderm, NYU and Pfizer and its Affiliates an exclusive license in the Territory, during the Contract Period and without the right to sublicense, under OSI's rights in OSI Technology, including that which is acquired by OSI from Third Parties during the Contract Period, and any compounds that OSI owns and makes available to the Research Program. This license is solely for the purpose of conducting the Research Program in accordance with the terms of Article 2 of this Agreement and is subject to OSI's retention of rights of equivalent scope for itself solely for use in conducting the Research Program. Upon expiration of the Contract Period, such license will become nonexclusive and solely for the purpose of developing and marketing Lead Compounds and Human Therapeutic Products, and such nonexclusive license shall not expire in any country, notwithstanding the termination provisions of Article 10 of the Agreement, prior to 10 years from the date of the first commercial sale in that country of a Human Therapeutic Product the manufacture, use or sale of which by a Third Party would infringe a Valid Claim to any Invention within Anaderm Patent Rights or Pfizer Patent Rights, and, if at the end of such ten year period a Valid Claim to any such Invention exists in such country, the term of the license shall continue until no such Valid Claim exists in that country.

                         6.1.2    License in Anaderm Technology.  Anaderm grants
OSI and Pfizer and its Affiliates an exclusive license in the Territory, during the Contract Period and without the right to sublicense, under Anaderm's rights in Anaderm Technology, including that which is acquired by Anaderm from Third Parties during the Contract Period. This license is solely for the purpose of conducting the Research Program in accordance with the terms of Article 2 of this Agreement and is subject to Anaderm's retention of rights of equivalent scope for itself solely for use in conducting the Research Program. Upon expiration of the Contract Period, such license, as to Pfizer and its Affiliates, will become nonexclusive and solely for the purposes of developing and marketing Lead Compounds and Human Therapeutic Products, and shall not expire in any country, notwithstanding the termination provisions of Article 10 of the Agreement, prior to 10 years from the date of the first commercial sale in that country of a Human Therapeutic Product the manufacture, use or sale of which by a Third Party would infringe a Valid Claim to Invention within Pfizer Patent Rights or Anaderm Patent Rights, and, if at the end of such ten year period a Valid Claim to such Invention exists in such country, the term of the license shall continue until no such Valid Claim exists in that country.

                         6.1.3    License in Pfizer Compounds.  Pfizer grants
Anaderm and OSI an exclusive license, without the right to sublicense, in the Territory, during the Contract Period, to use, solely for the purpose of screening such compounds for indications within the Field in the course of conducting the Research Program, any compounds that Pfizer owns and makes available for use in the Research Program pursuant to Sections 2.1 and 2.3 of the Stockholders' Agreement. Pfizer grants Anaderm and OSI a nonexclusive license, without the right to sublicense, in the Territory, during the Contract Period, to use any such Pfizer compounds solely for the purpose of screening such compounds for indications within the Dermatology Indications in the course of conducting the Research Program.

                  6.2 Rights in Inventions Within the Field or The Dermatology Indications.

                         6.2.1    Subject only to the provisions of Section
6.2.2 below, OSI shall assign to Anaderm its worldwide rights in any Invention within the Field or the Dermatology Indications that is made in the course of its participation in the Research Program and that relates to a Therapeutically Active Compound, a composition containing a Therapeutically Active Compound, or a New Use for a Therapeutically Active Compound. Pfizer shall do the same, except with respect to Inventions based on Pfizer compounds. Subject to the provisions of

Section 6.2.2 below, OSI and Pfizer grant Anaderm an exclusive license in the Territory, including the right to sublicense, under their rights in all Inventions within the Field or the Dermatology Indications, that are made in the course of their participation in the Research Program and that do not relate to a Therapeutically Active Compound, a composition containing a Therapeutically Active Compound or a New Use for a Therapeutically Active Compound, to use such Inventions for the purposes of conducting the Research Program and developing and marketing Lead Compounds and Human Therapeutic Products. The term of such exclusive licenses shall not expire in any country, with respect to any particular Invention, notwithstanding the termination provisions of Article 10 of the Agreement, prior to 10 years from the date of the first commercial sale in that country of a Human Therapeutic Product the manufacture, use or sale of which by a Third Party would infringe a Valid Claim to such Invention, and, if at the end of such ten year period a Valid Claim to such Invention exists in such country, the term of the license shall continue until no such Valid Claim exists in that country. The foregoing grants of exclusive licenses to Anaderm by OSI and Pfizer are also subject, during the Contract Period, to OSI's and Pfizer's retention of rights of equivalent scope for themselves, for use solely in conducting the Research Program.

                         6.2.2    OSI shall assign to Pfizer its worldwide
rights in any Invention that is made in the course of its participation in the Research Program and that relates to compound owned by Pfizer, a composition containing such a compound or a New Use for such a compound. Pfizer grants Anaderm an exclusive license in the Territory, including the right to sublicense without restriction, under its rights in any Inventions pertaining to the Field or the Dermatology Indications that are assigned to it pursuant to this section, for the purposes of conducting the Research Program and developing and marketing Lead Compounds and Human Therapeutic Products. Such exclusive license is subject, during the Contract Period, to Pfizer's retention of rights of equivalent scope, solely for the purpose of conducting the Research Program. The term of such exclusive license shall not expire in any country, notwithstanding the termination provisions of
Article 10 of the Agreement, prior to 10 years from the date of the first commercial sale in that country of a Human Therapeutic Product the manufacture, use or sale of which by a Third Party would infringe a Valid Claim to any such Invention, and, if at the end of such ten year period a Valid Claim to such Invention exists in such country, the term of the exclusive license shall continue until no such Valid Claim exists in that country.

                  6.3 Rights in Inventions Outside the Field and The Dermatology Indications. Neither OSI, Anaderm nor Pfizer shall be obligated to assign or license their rights in any Invention made in the course of conducting the Research Program, where such Invention does not relate to the Field or to the Dermatology Indications, or to a compound owned by Pfizer, OSI or Anaderm, a composition containing such a compound or a method of making, using or administering such a compound.

                  6.4 Actual or Threatened Infringement. When information comes to the attention of OSI, Anaderm or Pfizer to the effect that any patent in which a party to this Agreement owns rights (either pursuant to this Agreement or otherwise) and which claims either (a) a Human Therapeutic Product based on a Class 1 or Class 2 Compound that is being developed or marketed by Anaderm or Pfizer or an Affiliate of Pfizer (excluding Anaderm) or (b) a compound or composition contained in such a Human Therapeutic Product, or (c) a Class 1 or Class 2 compound being developed by Anaderm or Pfizer or an Affiliate of Pfizer as a Lead Compound pursuant to Article VIII of the Stockholders' Agreement or for which a New Use, as defined in Section 1.6 of this Agreement, is being developed by Anaderm or Pfizer or an Affiliate of Pfizer (excluding Anaderm), has been or is threatened to be unlawfully infringed, the party that becomes aware of such information shall promptly bring it to the attention of the other parties to this Agreement. Pfizer, or an Affiliate of Pfizer (excluding Anaderm), within 90 days after all parties have been made aware of such information, regardless of which party is developing or marketing the compound or product to which the allegedly infringed patent relates, shall have the right, but not the obligation, at its own risk and expense and using counsel of its choice, to take such action as it may deem necessary to prosecute or prevent such unlawful infringement and to notify the parties to this Agreement of the commencement of any suit, action, proceeding or assertion of infringement that it initiates. Neither Pfizer nor any of its Affiliates, however, shall be obligated to inform OSI or Anaderm prior to taking any such action if delaying such action would prejudice its right to obtain the relief sought, for example, where such action is a motion for a temporary restraining order or a claim of patent infringement based on the filing of an ANDA by a generic drug company. If, however, Pfizer decides not to take action in either of the two foregoing situations, it shall notify OSI in a timely fashion so as to allow OSI to take such action if it chooses to do so. Pfizer shall furnish Anaderm with a copy of each nonprivileged material communication relating to the alleged infringement. If Pfizer or the relevant Affiliate of Pfizer, as the case may be, determines that it is necessary or desirable for either Anaderm or OSI to join any such suit, action or proceeding, then Anaderm or OSI shall, at Pfizer's expense, execute all papers and perform such other acts as may be reasonably required to permit Pfizer or the relevant Affiliate of Pfizer to act in their respective names, or to join them, respectively, as parties, if required by law, in which event Pfizer shall hold the party or parties requested to be joined free, clear and harmless from any and all costs and expenses of such suit, action or proceeding, including attorney's fees. If Pfizer or one of its Affiliates brings a suit in accordance with the above terms, it shall have the right first to reimburse itself out of any sums recovered in such suit or in its settlement for all reasonable costs and expenses of every kind and character, including reasonable attorney's fees, involved in the prosecution of any suit, and fifty percent (50%) of any funds that shall remain from said recovery shall be distributed to the parties receiving royalties on the Net Sales of the Human Therapeutic Product to which the infringed claim or claims relate, in amounts proportional to the relative amounts of their respective royalties, and the remaining fifty (50%) percent shall belong, respectively, to Pfizer or the Affiliate of Pfizer that brought the suit. If, within ninety (90) days after Pfizer or an Affiliate of Pfizer other than Anaderm gives notice to Anaderm or OSI of the information relating to the alleged infringement or receiving notice of such information from Anaderm or OSI, neither Pfizer nor any of its Affiliates notifies Anaderm and OSI of its intent to bring suit or take other action against an alleged infringer, Anaderm shall have the right, but not the obligation, to bring suit or take other action against such alleged infringer, and may through joinder add Pfizer, an Affiliate of Pfizer or OSI as a party, if appropriate, in which case Anaderm shall hold the party or parties so joined free, clear and harmless from any and all costs and expenses of such litigation, including attorney's fees, and any sums recovered in any such suit or in its settlement shall belong to Anaderm; provided, however, that fifty percent (50%) of any such sums recovered in such suit, after deduction of the costs and expenses of litigation, including attorney's fees paid, shall be distributed to the parties receiving royalties on the Net Sales of the Human Therapeutic Product to which the allegedly infringed claim or claims relate, in amounts proportional to the relative amounts of their respective royalties, and the remaining fifty percent (50%) shall belong to Anaderm. All parties to this Agreement agree to cooperate with and lend assistance, as appropriately requested or required by law, to any party that initiates a lawsuit or other action against an alleged infringer pursuant to this section. Each party shall have the right to be represented by counsel of its own selection and at its own expense in any suit instituted by the other under the terms of this section. If either Anaderm or Pfizer lacks standing to bring any such suit, action or proceeding, then the other shall do so at the request and expense of the requesting party. The obligations of all parties under this section shall remain in effect, notwithstanding the termination provisions of Article 10 of this Agreement, until the statute of limitations applicable to every action that could be taken pursuant to this section to hold the allegedly infringing party accountable under the law has expired and until every such pending action has been resolved by a decision rendered by a tribunal of competent jurisdiction from which no appeal has been or can be taken.

                  6.5 Response to Infringement Claims. The parties to this Agreement agree to cooperate with any one or both of the other such parties in defense of any suit, action or proceeding against any such party or any Affiliate or sublicensee of any such party alleging the infringement of the intellectual property rights of a Third Party other than NYU by reason of the manufacture, use or sale of a Therapeutic Product based on a Class 1 or Class 2 compound. The cooperation and involvement of all three parties in defense of any such lawsuit shall be at the expense of the party that is developing and/or marketing the Therapeutic Product or compound the manufacture, use or sale of which gave rise to the claim of infringement (the "developing/marketing party"). However, the developing/marketing party shall not be responsible for paying any costs or fees or expenses associated with the involvement of another party in any such lawsuit if the allegedly infringing activities that gave rise to the lawsuit resulted from the negligence or breach a warranty in this Agreement or the Stockholders' Agreement of such other party. Any party to this Agreement against which such a lawsuit, action, proceeding or claim of infringement is brought shall give the other parties prompt written notice of it and shall furnish the other parties with a copy of each nonprivileged material communication relating to the alleged infringement. In consideration of the developing/marketing party's provision of costs, fees and expenses for the defense of any other party joined in such a lawsuit or other legal proceeding, and the developing/marketing party's agreement which it hereby gives to the other parties to indemnify and hold them and their directors, officers, employees and agents harmless with respect to all damages assessed against them and arising out of such action, all parties hereby grant to Pfizer or Anaderm, whichever is the developing/marketing party, all authority (including the right to exclusive control of the defense of any such suit, action or proceeding and the exclusive right to compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding), and agree to provide Pfizer or Anaderm, respectively, with all information and assistance necessary to defend or settle any such suit, action or proceeding, except that any such compromise, litigation, settlement, or other disposition shall not include an admission of fault on the part of any such other party or require any such other party to incur any obligation or liability or take or refrain from taking any action except as otherwise obligated hereunder without such party's advance written consent. The obligations of all parties under this section shall remain in effect, notwithstanding the termination provisions of Article 10 of this Agreement, until the statute of limitations applicable to every action that could be taken pursuant to this section to hold the allegedly infringing party accountable under the law has expired and until every such pending action has been resolved by a decision rendered by a tribunal of competent jurisdiction from which no appeal has been or can be taken.

                  6.6    Filing, Prosecution and Maintenance of Patent Rights.

                         6.6.1    Anaderm shall have the right, at its expense
and using counsel of its choice, to prepare, file and prosecute patent applications and to maintain and apply for extensions, Supplementary Protection Certificates and reissues of patents worldwide on Inventions within the Field or the Dermatology Indications, that were made by any of the parties in the course of their participation in the Research Program and that relate to either a therapeutically active compound, a composition containing a therapeutically active compound or a New Use for a therapeutically active compound, as well as on any Inventions in which it has rights as an owner/assignee pursuant to
Article 6 of this Agreement. Pfizer and OSI hereby grant Anaderm the authority to perform the above patent related tasks with respect to such Inventions in which they, respectively, have rights as an owner/assignee pursuant to Article

6 of this Agreement and agree to execute any and all forms required to be submitted in the various patent offices worldwide to render such transfer of authority effective in all countries in which patent protection will be sought.

                         6.6.2    Anaderm shall perform or have performed on its
behalf the patent related tasks that it is obligated to perform under Sections
6.6.1 above diligently, and shall provide copies of any documents related to the performance of such tasks to any other party to this Agreement that requests them.

                         6.6.3    The rights and obligations under this section
(Section 6.6) shall not expire, notwithstanding the termination provisions of
Article 10, with respect to a particular Invention, until all licenses of rights in such Invention pursuant to this Agreement have expired.

              ARTICLE 7 - ACQUISITION OF RIGHTS FROM THIRD PARTIES.

         During the Contract Period, each of OSI, Pfizer and Anaderm shall promptly notify each other in writing of any and all opportunities of which they are aware to acquire in any manner from Third Parties, Technology or patents which may be useful in, or may relate to, the Research Program. Anaderm shall decide if such rights shall be acquired. Anaderm shall use its best efforts to locate, and acquire rights to, Technology within and ancillary to the Field.

                             ARTICLE 8 - EXCLUSIVITY

                  8.1 During the Contract Period, OSI shall not conduct drug discovery research itself or sponsor any research other than research conducted pursuant to the Research Program, as defined in this Agreement, if such research pertains to the Field or to the Dermatology Indications; provided, however, that OSI may sponsor or engage in such research with the prior written consent of all of the members of the Board of Directors of Anaderm. Research conducted by OSI outside of the Field and outside the Dermatology Indications, which results in a serendipitous discovery of a compound within the Field or the Dermatology Indications, shall not be considered a breach of this exclusivity provision. OSI may, however, conduct its own research in all areas outside the Field, without restriction, with the exception of the Dermatology Indications.

                  8.2    During the Contract Period, ***
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             ARTICLE 9 - DEVELOPMENT OF CLASS 1 AND CLASS COMPOUNDS

                  9.1 Best Efforts. Anaderm or Pfizer shall use its reasonable best efforts, within the confines of their respective corporate policies and commercial interests, to commercialize any Human Therapeutic Product based on a Class 1 or Class 2 Compound for which Anaderm or Pfizer, respectively, has the exclusive right to develop.

                  9.2 Status Reports. Anaderm or Pfizer, depending on which party is developing a particular Lead Compound or Human Therapeutic Product, shall provide to OSI with a written report of the status of the development of such Compound or Product. Such reports shall be provided annually, beginning one
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
                                      -34-

such Compound or Product and continuing until either development of such Compound or Product has been discontinued or there has been a commercial sale of such Product in the United States. Anaderm or Pfizer, respectively, shall also notify OSI in writing within sixty (60) days of abandoning development of any such Compound or Product.

                            ARTICLE 10 - TERMINATION

                  10.1 Term. Unless sooner terminated due to the unsuccessful completion of the Initial Phase, this Agreement shall have an initial term of three years from the Effective Date.

                  10.2 Renewal. This Agreement shall be automatically renewed for additional one-year periods unless terminated upon 90 days' prior written notice by one of the parties hereto to each of the other parties.

                  10.3 Termination for Cause. At any time prior to expiration of this Agreement, any party may terminate this Agreement forthwith for cause, as "cause" is described below, by giving written notice to the other party. Cause for termination by one party of this Agreement shall be deemed to exist if any other party materially breaches or defaults in the performance or observance of any of the provisions of this Agreement and such material breach or default is not cured within sixty (60) days after the giving of notice by the party specifying such material breach or default, or if either NYU, Pfizer or Anaderm discontinues its business or becomes insolvent or bankrupt, or if any representation or warranty by NYU, Pfizer or Anaderm, or any of its officers, under or in connection with this Agreement shall prove to have been incorrect in any material respect when made.

                  10.4 Termination by a Party. Upon the occurrence of a cause for termination, any party not responsible may, by notice to the other parties, terminate this Agreement. Such termination will become effective immediately following a 30 day period during which the failing party failed to remedy the failure that gave rise to the notice of termination.

                  10.5 Provisions that Survive Termination. The following provisions of this Agreement will survive termination pursuant to this article (Article 10) and will remain in force for the period specified in the sections of the Agreement in which they appear:

                         (a)   all of Article 4, relating to the payment of
royalties;

                         (b)   the confidentiality obligations set forth in
Sections 5.1.1 - 5.1.3.

                         (c)   the grant of exclusive and nonexclusive licenses
pursuant to Article 6;

                         (d)   the obligations of all parties with respect to
patent infringement matters pursuant to Sections 6.4 and 6.5; and

                         (e)   the rights and obligations of all parties with
respect to the filing, prosecution and maintenance of patent rights pursuant to Section 6.6;

                         (f)   the obligations of Pfizer and Anaderm to provide
notices or status reports to OSI pursuant to Section 9.2;

                         (g)   the indemnification provisions of Article 11; and

                         (h)   the choice of governing law pursuant to Section
13.2.

          ARTICLE 11 - INDEMNIFICATION BY ANADERM OR PFIZER

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

                                     -36-

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
                                      -37-

             ARTICLE 12 - REPRESENTATIONS, WARRANTIES AND COVENANTS

                  OSI, Pfizer and Anaderm each represents, warrants and covenants as follows:

                  12.1 It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

                  12.2 The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders, (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter or by-laws or (c) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

                  12.3 This Agreement is a legal, valid and binding obligation of it and is enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

                  12.4 It is not presently under and it will not incur in the future any obligation to any Person, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations under this Agreement.

                  12.5 It has good and marketable title to or valid leases or licenses for, all of its properties, rights and assets necessary for the fulfillment of its responsibilities and the Research Program, subject to no claim of any third party other than the relevant lessors or licensors.

                  12.6 It shall use its diligent efforts to perform its obligations under the Annual Research Plan.

                  12.7 OSI, Pfizer and Anaderm represent that their respective employees that will participate in the Research Program and all other parties that will participate in the Research Program on their behalf pursuant to this Agreement will have a contractual obligation throughout the course of their participation in the Research Program to assign to OSI, Pfizer, or Anaderm, respectively, their rights in any Inventions made in the course of their participation in the Research Program.

                           ARTICLE 13 - MISCELLANEOUS

                  13.1 Notices. All notices shall be mailed via certified mail, return receipt requested, or courier, addressed as follows, or to such other address as may be designated from time to time:

         If to Pfizer:     To Pfizer at its address as set forth at the
                           beginning of this Agreement

                           Attention:      ***
                                           Senior Vice President and
                                           General Counsel, Pfizer Inc.
                                           235 East 42nd Street, 21st Fl.
                                           New York, N.Y.  10017-5755

         If to OSI:                To OSI at its address as set forth at the
                                   beginning of this Agreement



*** These portions deleted pursuant to a request for confidential treatment.

                           Attention:      ***
                                           Chief Executive Officer,
                                           Oncogene Science Inc.,
                                           106 Charles Lindergh Blvd.,
                                           Uniondale, New York  11553

         If to Anaderm:    To Anaderm at its address as set forth at the
                           beginning of this Agreement

                           Attention:      ***
                                           President, Anaderm Research Corp.
                                           235 East 42nd Street., 13th Fl.
                                           New York, N.Y. 10017-5755

                                           cc: ***
                                               Senior Vice President and
                                                 General Counsel, Pfizer Inc.
                                               235 East 42nd Street, 21st Fl.
                                               New York, N.Y.  10017-5755

Notices shall be deemed given as of the date of receipt.

         13.2. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York.

         13.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

         13.4 Publicity. Except as required by law, no party hereto may disclose the existence of this Agreement or any of Anaderm's activities without the prior written approval of the Board of Directors of Anaderm.

         13.5 Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

         13.6 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

         13.7 Amendment; Waiver; etc. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of


*** These portions deleted pursuant to a request for confidential treatment.

waiver, by the party or parties waiving compliance. The delay or failure of any party at any time or times to require performance of any provision, except as otherwise specifically provided in this Agreement, shall in no manner affect its rights at a later time to enforce the same.

         13.8 Third Party Beneficiaries. NYU is an intended third party beneficiary to this Agreement solely to the extent that it is granted certain rights in intellectual property pursuant to Article 6. No other Person not a party to this Agreement, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any Person.

         13.9 Assignment and Successors. This Agreement may not be assigned by either party, in whole or in part, except to an Affiliate, to a purchaser of all or substantially all of its assets or to any successor corporation resulting from any merger or consolidation with or into such corporation.

         13.10 Force Majeure. The parties to this Agreement shall be excused from any required performance to the extent that, and for so long as such performance is rendered impossible or unfeasible due to any catastrophes or other major event beyond their reasonable control, including, without limitation, war, riot, insurrection, laws, proclamations, edicts, ordinances, regulations, strikes, lock-outs, other serious labor disputes, floods, fires, explosions or other natural disasters. When such events have abated, the parties' respective obligations and rights shall resume.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

                                       ANADERM RESEARCH CORP.

                                       By  /s/ NICHOLAS BACOPOULOS
                                           -------------------------------------

                                       Title  President
                                              ----------------------------------

                                       ONCOGENE SCIENCE, INC.

                                       By  /s/ GARY E. FRASHIER
                                           -------------------------------------

                                       Title  Chief Executive Officer
                                              ----------------------------------

                                       PFIZER INC

                                       By  /s/ PAUL S. MILLER
                                           -------------------------------------

                                       Title  Senior Vice President and
                                              ----------------------------------
                                                General Counsel